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                      -------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                    PURSUANT TO SECTION 13 or 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported):  March 9, 2000


                           COMPASS AEROSPACE CORPORATION
               -------------------------------------------------------
                 (Exact Name of Registrant as Specified in Charter)


      Delaware                                                  95-4659126
--------------------------      ----------------------      ------------------
(State or Other Jurisdiction   (Commission File Number)     (IRS Employer
     of Incorporation)                                      Identification No.)


                         1501 Hughes Way, Suite 400
                        Long Beach, California  90810
            -----------------------------------------------------
                    (Address of Principal Executive Offices)


     Registrant's telephone number, including area code:  (310) 522-0600

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ITEM 5.   OTHER EVENTS

     On March 9, 2000, Alexander Hogg, the President and Chief Executive Officer of Compass Aerospace Corporation and a member of the Board of Directors of Compass, resigned and the Board of Directors of Compass appointed Douglas B. Solomon as Compass' new President and Chief Executive Officer.

     Compass' press release, dated March 10, 2000, is filed as Exhibit 99.1 and is incorporated by reference.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
EXHIBITS.

(c)  EXHIBITS.

    The following exhibit is filed with this report on Form 8-K:


   99.1    Press Release: "Compass Aerospace Appoints Douglas B. Solomon,
           Chief Executive Officer" dated March 10, 2000.


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                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      COMPASS AEROSPACE CORPORATION,
                                      a Delaware corporation


Date:  March 23, 2000                 /s/  N. Paul Brost
                                      ---------------------------------------
                                      N. Paul Brost
                                      Chief Financial Officer, Vice President
                                      and Treasurer


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